                                                                   Exhibit 10.18

               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT
               --------------------------------------------------

     THIS SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement")
                                                                    ---------
is made as of November 23, 1999, by and among CompleTel LLC (formerly known as CableTel Europe LLC), a Delaware limited liability company (the "Company"),
                                                                 -------
Madison Dearborn Capital Partners II, L.P. ("MDCP"), DeGeorge Holdings Limited
                                             ----
Partnership ("DeGeorge Holdings"), Meritage Private Equity Fund, L.P.
              -----------------
("Meritage"), James C. Allen ("Allen"), Royce J. Holland ("Holland"), George T.
  --------                     -----                       -------
Laub ("Laub"), Reed E. Hundt ("Hundt"), Emile Karafiol ("Karafiol"), William S.
       ----                    -----                     --------
Kirsch ("Kirsch"), Northwestern University ("Northwestern"), Silver Cross
         ------                              ------------
Investors LLC ("SCI"), Dovey Company LLC ("Dovey LLC"), William H. Pearson
                ---                        ---------
("Pearson"), Haj LLC ("Pearson LLC #2"), Clevenger Company LLC ("Clevenger
  -------              --------------                            ---------
LLC"), David E. Lacey ("Lacey"), and the other holders of Registrable Securities
---                     -----
listed on the signature pages attached hereto. MDCP, DeGeorge Holdings, Meritage, Allen, Holland, Laub, Hundt, Karafiol, Kirsch, Northwestern, and SCI are referred to herein collectively as the "Investors" and individually as an
                                            ---------
"Investor." Capitalized terms used but not otherwise defined herein have the
 --------
meanings set forth in paragraph 8 hereof.

     As of May 18, 1998, the Company and MDCP, Lawrence F. DeGeorge ("DeGeorge"), James E. Dovey ("Dovey"), Pearson, and Richard N. Clevenger
  --------                     -----
("Clevenger") entered into a Registration Agreement (the "Prior Agreement"). As
  ---------                                               ---------------
of January 28, 1999, the parties (other than Meritage, Pearson LLC #2, Karafiol, Kirsch, Northwestern, and SCI) entered into a First Amended and Restated Registration Agreement (the "First Amended Agreement"), amending and restating
                             -----------------------
the Prior Agreement in its entirety. The parties hereto desire that, effective as of the date hereof, the First Amended Agreement shall be amended and revised in its entirety as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.   Demand Registrations.
          --------------------

     (a)  Requests for Registration. At any time after the date hereof and prior
          -------------------------
to the Company's Initial Public Offering, the holders of a majority of the Purchaser Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration"). After
                                              ----------------------
the Company's Initial Public Offering, (i) the holders of a majority of the MDCP Registrable Securities then outstanding may request up to two Long-Form Registrations, (ii) the holders of a majority of the DeGeorge Registrable Securities then outstanding may request one Long- Form Registration, (iii) the holders of at least 10% of the Purchaser Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form
  ----------

Registrations") if available, and (iv) the holders of a majority of the Meritage
-------------
Registrable Securities then outstanding may request one Short-Form Registration, if available; provided that the aggregate offering value of the Registrable
              --------
Securities requested to be registered in any registration under this paragraph 1(a) (any "Demand Registration") must equal at least $30 million if the
           -------------------
registration is the Company's Initial Public Offering, at least $15 million in any other Long-Form Registration, and at least $5 million in any Short-Form Registration; and provided further that the right of the holders of Meritage
              --------------------
Registrable Securities under clause (iv) above will terminate at such time as Meritage and its affiliates cease to hold in the aggregate at least 50% of the Meritage Registrable Securities held by Meritage on the date hereof.

     All requests for Demand Registrations shall be made by giving written notice to the Company (the "Demand Notice"). Each Demand Notice shall specify
                            -------------
the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Expenses; Withdrawal. The Company shall pay all Registration Expenses
         --------------------
of all holders of Registrable Securities in all Demand Registrations. A registration shall not count as one of the permitted Long-Form Registrations (or, in the case of a Short-Form Registration requested by the holders of Meritage Registrable Securities, as the one permitted Short-Form Registration under Section 1(a)(iv)) until both (i) it has become effective and (ii) the
      ----------------
holders of Registrable Securities initially requesting such registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that the Company shall in any
                                     --------
event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations (or, if applicable, as the one permitted Short-Form Registration under Section 1(a)(iv)). All Long-Form Registrations shall be underwritten
      ----------------
registrations unless otherwise requested by the holders of a majority of the Registrable Securities included in the applicable Long-Form Registration.

     (c) Short-Form Registrations. Demand Registrations shall be Short-Form
         ------------------------
Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

     (d) Priority on Demand Registrations. The Company shall not include in any
         --------------------------------
Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, the Purchaser Registrable Securities requested to be included in such registration, pro rata among the holders of such Purchaser Registrable Securities on the basis of the number of shares owned by each such holder, (ii) second, the other Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (ii) third, other securities requested to be included in such registration.

     (e) Restrictions on Long-Form Registrations. The Company shall not be
         ---------------------------------------
obligated to effect any Demand Registration which is a Long-Form Registration within 180 days after the effective date of a previous Demand Registration which was a Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which such holders were able to register and sell at least 90% of the number of Registrable Securities requested to be included therein. The Company may preempt any request for a Demand Registration in order to effect an underwritten primary registration on behalf of the Company, provided that (i)
                                                               --------
such preempting underwritten primary registration must become effective within 90 days after the date such preempted Demand Registration is requested, (ii) the holders of Registrable Securities initially requesting the preempted Demand Registration must have piggyback rights pursuant to paragraph 2 with respect to the preempting primary registration and must be able to register and sell pursuant to such piggyback rights in such primary registration at least 90% of the Registrable Securities initially requested to be included in the preempted Demand Registration, (iii) the Company shall pay all Registration Expenses in connection with any such preempting primary registration, and (iv) the preempted Demand Registration shall not count as one of the permitted Demand Registrations hereunder. The Company may preempt a Demand Registration hereunder only once in any 12-month period. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its direct or indirect subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders
                                       --------
of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

     (f) Selection of Underwriters. Subject to the approval rights granted to
         -------------------------
the holders of Purchaser Registrable Securities under the Equity Purchase Agreement, the Board shall select the investment banker(s) and manager(s) to administer the offering.

     (g) Other Registration Rights. Except as provided in this Agreement, the
         -------------------------
Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Purchaser Registrable Securities (or, if none, the Registrable Securities) then outstanding; provided that the
                                                            --------
Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations; and provided further that the Company may grant rights to other Persons to
--------------------
request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

     2.  Piggyback Registrations.
         -----------------------

     (a) Right to Piggyback. Whenever the Company proposes to register any of
         ------------------
its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company
                                           ----------------------
shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall, subject to the provisions of paragraph 2(c) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of
         ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an
         ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Purchaser Registrable Securities requested to be included in such registration, pro rata among the holders of such Purchaser Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the other Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an
         -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration.

     (e) Selection of Underwriters. If any Piggyback Registration is an
         -------------------------
underwritten offering, subject to the approval rights granted to the holders of Purchaser Registrable Securities under the Equity Purchase Agreement, the Board shall select the investment banker(s) and manager(s) to administer the offering.

     (f) Other Registrations. If the Company has previously filed a registration
         -------------------
statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3.  Holdback Agreements.
         -------------------

     (a) Holders of Registrable Securities. Each holder of Registrable
         ---------------------------------
Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (in each case, except as part of such underwritten registration), unless in each case the underwriters managing the registered public offering otherwise agree.

     (b) The Company. The Company (i) shall not effect any public sale or
         -----------
distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to Rule
144) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. Registration Procedures. Whenever the holders of Registrable Securities
        -----------------------
have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers (the "NASD");
                                                                     ----

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, a combination of shares, or other recapitalization);

     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering the matters customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

     (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities.

     5.  Registration Expenses.
         ---------------------

     (a) Expenses. All expenses incident to the Company's performance of or
         --------
compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this
               ---------------------
Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq.

     (b) Reimbursement of Counsel. In connection with each Demand Registration
         ------------------------
and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration (i) for the reasonable fees and disbursements (not to exceed $20,000 for any one registration) of one counsel chosen by the holders of a majority of the Purchaser Registrable Securities (or, if none, Registrable Securities) included in such registration and (ii) for the reasonable fees and disbursements (not to exceed $5,000 per additional counsel for any one registration) of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion to underwriters on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

     (c) Payment of Certain Expenses by Holders of Registrable Securities.
         ----------------------------------------------------------------
Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by the Company as set forth in paragraph (b) above) shall be borne and paid by the holders of such Registrable Securities.

     6.  Indemnification.
         ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification

(provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason such that such provisions provide the same obligations and benefits to the indemnified party as those which would have been applicable had the indemnification provisions in paragraphs 6(a) and (b) been available taking into account all of the limitations set forth in paragraphs 6(a) and (b).

     7. Participation in Underwritten Registrations. No Person may participate
        -------------------------------------------
in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in paragraph 6(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in paragraph 6(a) hereof.

     8.  Definitions.
         -----------

     "Agreement" has the meaning set forth with respect thereto in the preamble.
      ---------

     "Allen" has the meaning set forth with respect thereto in the preamble.
      -----

     "Board" means the board of managers of the Company or, if the Company is
      -----
hereafter converted into a corporation or other entity form, the board of directors or comparable governing body of the Company.

     "Clevenger" has the meaning set forth with respect thereto in the preamble.
      ---------

     "Clevenger LLC" has the meaning set forth with respect thereto in the
      -------------
preamble.

     "Common Stock" means the Common Units and, in the event the Company has
      ------------
hereafter converted into a corporation or other entity form, the common stock or other comparable common equity securities of the Company.

     "Common Units" means the Common Units of the Company, having the rights and
      ------------
preferences set forth with respect thereto in the LLC Agreement.

     "Company" has the meaning set forth with respect thereto in the preamble.
      -------

     "DeGeorge" has the meaning set forth with respect thereto in the preamble.
      --------

     "DeGeorge Holdings" has the meaning set forth with respect thereto in the
      -----------------
preamble.

     "DeGeorge Registrable Securities" means Registrable Securities derived from
      -------------------------------
or relating to the Preferred Units issued to DeGeorge under the Equity Purchase Agreement.

     "Demand Notice" has the meaning set forth with respect thereto in Section
      -------------
1(a).

     "Demand Registration" has the meaning set forth with respect thereto in
      -------------------
Section 1(a).

     "Dovey" has the meaning set forth with respect thereto in the preamble.
      -----

     "Dovey LLC" has the meaning set forth with respect thereto in the preamble.
      ---------

     "Equity Purchase Agreement" means that certain Second Amended and Restated
      -------------------------
Equity Purchase Agreement dated as of the date hereof, by and between the Company, the Investors, and the other Persons listed on the signature pages thereto, as amended from time to time in accordance with its terms.

     "Executive Securities Agreements" has the meaning set forth with respect
      -------------------------------
thereto in the Equity Purchase Agreement.

     "First Amended Agreement" has the meaning set forth with respect thereto in
      -----------------------
the preamble.

     "Holland" has the meaning set forth with respect thereto in the preamble.
      -------

     "Hundt" has the meaning set forth with respect thereto in the preamble.
      -----

     "Investor" and "Investors" have the meaning set forth with respect thereto
      --------       ---------
in the preamble.

     "Initial Public Offering" means a sale of Common Stock to the public
      -----------------------
registered under the Securities Act on Form S-1 or any similar form.

     "Karafiol" has the meaning set forth with respect thereto in the preamble.
      --------

     "Kirsch" has the meaning set forth with respect thereto in the preamble.
      ------

     "Lacey" has the meaning set forth with respect thereto in the preamble.
      -----

     "Laub" has the meaning set forth with respect thereto in the preamble.
      ----

     "LLC Agreement" means that certain limited liability company agreement
      -------------
governing the affairs of the Company, by and among the Investors and the other holders of unit membership interests in the Company, as amended from time to time in accordance with its terms.

     "Long-Form Registration" has the meaning set forth with respect thereto in
      ----------------------
Section 1(a).

     "MDCP" has the meaning set forth with respect thereto in the preamble.
      ----

     "MDCP Registrable Securities" means Registrable Securities derived from or
      ---------------------------
relating to the Preferred Units issued to MDCP under the Equity Purchase Agreement.

     "Meritage" has the meaning set forth with respect thereto in the preamble.
      --------

     "Meritage Registrable Securities" means Registrable Securities derived from
      -------------------------------
or relating to the Preferred Units issued to Meritage under the Equity Purchase Agreement.

     "NASD" has the meaning set forth with respect thereto in Section 4(f).
      ----

     "Northwestern" has the meaning set forth with respect thereto in the
      ------------
preamble.

     "Pearson" has the meaning set forth with respect thereto in the preamble.
      -------

     "Pearson LLC #2" has the meaning set forth with respect thereto in the
      --------------
preamble.

     "Performance Vesting Agreement" means that certain Second Amended and
      -----------------------------
Restated Performance Vesting Agreement dated as of the date hereof, by and between the Company, the Investors, and the other Persons listed on the signature pages thereto, as amended from time to time in accordance with its terms.

     "Person" means an individual, a partnership, a corporation, a limited
      ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth with respect thereto in
      ----------------------
Section 2(a).

     "Preferred Units" means the Preferred Units of the Company, having the
      ---------------
rights and preferences set forth with respect thereto in the LLC Agreement.

     "Prior Agreement" has the meaning set forth with respect thereto in the
      ---------------
preamble.

     "Purchaser Registrable Securities" means Registrable Securities derived
      --------------------------------
from or relating to the Preferred Units issued to the Investors and the other purchasers under the Equity Purchase Agreement.

     "Registrable Securities" means (i) any Common Stock issued upon conversion
      ----------------------
of any Preferred Units issued under the Equity Purchase Agreement, (ii) any Common Stock issued under the Executive Securities Agreements (other than any Un-Performance-Vested Securities), (iii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or upon conversion or exercise of any such securities, and (iv) any other Common Stock of the Company (other than any Un-Performance-Vested Securities) held by any holder of Registrable Securities; provided that with respect to any Registrable
                                  --------
Securities, such securities shall cease to be Registrable Securities when they have been (A) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the Securities and Exchange Commission then in force), (C) distributed to a partner of MDCP or Meritage and become eligible to be sold by such partner pursuant to Rule 144(k) of the Securities Act (or any similar rule promulgated by the Securities and Exchange Commission then in force), or (D) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion of preferred stock, Preferred Units, or similar securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.

     "Registration Expenses" has the meaning set forth with respect thereto in
      ---------------------
Section 5(a).

     "SCI" has the meaning set forth with respect thereto in the preamble.
      ---

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time.

     "Securityholders Agreement" means that certain Second Amended and Restated
      -------------------------
Securityholders Agreement dated as of the date hereof, by and between the Company and certain of its securityholders, as amended from time to time in accordance with its terms.

     "Short-Form Registrations" has the meaning set forth with respect thereto
      ------------------------
in Section 1(a).

     "Subsidiary Initial Public Offering" has the meaning set forth with respect
      ----------------------------------
thereto in Section 9(b)(ii).

     "Un-Performance-Vested Securities" means any Company securities which are
      --------------------------------
subject to performance vesting, but have not yet performance vested, pursuant to the provisions of the Performance Vesting Agreement.

     9.  Miscellaneous.
         -------------

     (a) No Inconsistent Agreements. The Company shall not hereafter enter into
         --------------------------
any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities; Applicability of Rights
         ---------------------------------------------------------------------
to Subsidiaries of the Company.
------------------------------

         (i) The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (ii) In the event that (A) any direct or indirect subsidiary of the Company proposes to sell any of its common equity securities to the public in a registered offering on Form S-1 under the Securities Act (or any similar form) (a "Subsidiary Initial Public Offering"), or (B) the holders
                       ----------------------------------
     of a majority of the Purchaser Registrable Securities then outstanding request a Subsidiary Initial Public Offering, then each holder of Registrable Securities shall vote all such holder's Registrable Securities and any other voting securities of the Company or its subsidiaries over which such holder has voting control and shall take all other necessary or desirable actions within such holder's control (whether in such holder's capacity as a securityholder, director, representative, member of a board committee, officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and securityholder meetings and voting the securities of its direct and indirect subsidiaries), in each case in the manner determined by the holders of a majority of the Purchaser Registrable Securities, so that each of the holders of Registrable Securities shall be able to exercise and obtain the benefit of its rights hereunder (including Demand Registration and Piggyback Registration rights) with respect to such subsidiary (including with respect to such Subsidiary Initial Public Offering and other registered public offerings of such subsidiary's common equity securities) as if such subsidiary were the Company.

     (c) Remedies. Any Person having rights under any provision of this
         --------
Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Purchaser Registrable Securities then outstanding; provided that if any such amendment or
                                         --------
waiver would adversely affect any holder of Registrable Securities relative to the holders of Registrable Securities voting in favor of such amendment or waiver, such amendment or waiver shall also require the approval of the holders of a majority of the Registrable Securities held by all holders so adversely affected; and provided further that if any such amendment or waiver is to a
          --------------------
provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment or waiver shall not be effective unless such vote is obtained with respect to such amendment or waiver.

     (e) Successors and Assigns. All covenants and agreements in this Agreement
         ----------------------
by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement shall
         ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Any management or other key employee of the Company or its subsidiaries who purchases securities pursuant to an Executive Securities Agreement may at any time after the date hereof, with the written approval of the Company, become a party to this Agreement by executing a counterpart to this Agreement agreeing to be bound by the provisions hereof as if such Person were an original signatory hereto (which joinder shall not constitute an amendment, modification, or waiver hereof).

     (h) Descriptive Headings; Interpretation; No Strict Construction. The
         ------------------------------------------------------------
descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (i) Governing Law. All issues and questions concerning the construction,
         -------------
validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     (j) Notices. All notices, demands or other communications to be given or
         -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any holder of Registrable Securities at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The Company's address is:

                  6300 Syracuse Way, Suite 355
                  Englewood, Colorado 80111
                  Attention:    Chief Executive Officer
                  Telephone:    (303) 741-4788
                  Telecopy:     (303) 741-4823

     (k) Business Days. If any time period for giving notice or taking action
         -------------
hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Colorado, the Republic of France, or the jurisdiction in which the Company's principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

     (l) Delivery by Facsimile. This Agreement, the agreements referred to
         ---------------------
herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

     (m) Effectiveness of Agreement. This Agreement shall be valid, binding, and
         --------------------------
effective against each holder of Registrable Securities when it has been signed by such holder. Pursuant to Section 9(d) of the First Amended Agreement, this Agreement amending and restating the First Amended Agreement shall be valid, binding, and effective against all holders of Registrable Securities when it has been signed by the holders of a majority of the Purchaser Registrable Securities.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Agreement as of the date first written above.

                      COMPLETEL, LLC

                      By  /s/ James E. Dovey
                          --------------------------------------------
                               James E. Dovey, its Chairman and CEO


                      DEGEORGE HOLDINGS LIMITED PARTNERSHIP

                      By LPL Investment Group, Inc., its general partner

                      By  /s/ Lawrence F. DeGeorge
                          ------------------------------------------
                               Lawrence F. DeGeorge, its Chairman


                      MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                      By Madison Dearborn Partners II, L.P., its general partner By Madison Dearborn Partners, Inc., its general partner

                      By  /s/ Paul J. Finnegan
                          ------------------------------------------

                      Its   Managing Director
                            ------------------------------------------


                      MERITAGE PRIVATE EQUITY FUND, L.P.

                      By Meritage Investment Partners, LLC, its general partner

                      By: /s/ Laura J. Beller
                          -------------------------------------------
                               Managing Member

                      /s/ James C. Allen
                      ---------------------------------------------
                      James C. Allen


                      /s/ Royce J. Holland
                      ---------------------------------------------
                      Royce J. Holland


(Signature page for Second Amended and Restated Registration Agreement)

                      /s/ George T. Laub
                      ---------------------------------------------
                      George T. Laub

                      /s/ Reed E. Hundt
                      ----------------------------------------------
                       Reed E. Hundt



                      DOVEY FAMILY PARTNERS LLLP


                      By  /s/ James E. Dovey
                          -----------------------------------------
                               James E. Dovey, its general partner


                      DOVEY COMPANY LLC


                      By  /s/ James E. Dovey
                          -----------------------------------------
                               James E. Dovey, its manager


                      /s/ James E. Dovey
                      ---------------------------------------------
                      James E. Dovey


                      /s/ William H. Pearson
                      ---------------------------------------------
                      William H. Pearson


                      /s/ Richard N. Clevenger
                      ---------------------------------------------
                      Richard N. Clevenger


                      /s/ David E. Lacey
                      ---------------------------------------------
                      David E. Lacey



(Signature page for Second Amended and Restated Registration Agreement)

                      HAJ PEARSON LLC


                      By  /s/ William H. Pearson
                          -----------------------------------------
                               William H. Pearson, its manager



                      HAJ LLC


                      By  /s/ William H. Pearson
                          -----------------------------------------
                               William H. Pearson, its manager



                      CLEVENGER COMPANY LLC


                      By  /s/ Richard N. Clevenger
                          -----------------------------------------
                               Richard N. Clevenger, its manager



                      CLEVENGER FAMILY LLLP


                      By  /s/ Richard N. Clevenger
                          -----------------------------------------
                          Richard N. Clevenger, its general partner



(Signature page for Second Amended and Restated Registration Agreement)

                       /s/ Emile Karafiol
                      ---------------------------------------------
                      Emile Karafiol

                      /s/ William S. Kirsch
                      ---------------------------------------------
                      William S. Kirsch


                      NORTHWESTERN UNIVERSITY


                      By  /s/ David L. Wagner
                          ------------------------------------------

                      Its VP and CIO
                          ------------------------------------------


                      SILVER CROSS INVESTORS LLC


                      By  /s/ Jeffrey W. Richards
                          ------------------------------------------

                      Its Manager
                          ------------------------------------------


(Signature page for Second Amended and Restated Registration Agreement)

                      OTHER MEMBERS (SIGNATURES OF WHOM
                      ARE NOT INCLUDED) WHO ARE PARTY TO
                      THIS AGREEMENT PURSUANT TO THEIR
                      EXECUTIVE SECURITIES AGREEMENTS
                      (AND/OR JOINDER AGREEMENTS ENTERED
                      INTO IN CONNECTION THEREWITH):
                      ----------------------------------------------------------


                      Richard Folliot            John Hugo
                      Anna Lascar                Hughes Le Masne
                      Jean-Marie Le Monze        Gerd Menhorn
                      Charles Menatti            Martin Rushe
                      John Seder                 Jean Rodriguez
                      Alexandre Westphalen       Gerhard Burtscher
                      Nicolas Pitance            Jean Francois Bouchaud
                      Claude LeMaire             Ralf Heydtmann
                      Michel Picariello          D. Werner Grum
                      Frank Lauterslager         Wolfgang Brauneis
                      John Puhl                  Peter Chalupny
                      Harold F. Carey, Jr.       Anton Matos
                      Guy Gensollen              Michael Hulm
                      Pierre Wattelier           Markus Lackermaier
                      Hansjorg Rieder
                      Jean-Francois Golhen
                      Jerome de Vitry
                      Martine Clarkson
                      Chantal Lebon
                      Marie LeCocq
                      Anne-Catherine Nicosia
                      Valerie Hotte
                      Marie-Christine Boudin
                      Van-Linh Siharath
                      Isabelle Dubien
                      Nadege Griffit
                      Gregory Burlinchon
                      Cecile Affret
                      Jean Rodriguez
                      Catherine Grosjean
                      Kathleen Hanlon



(Signature page for Second Amended and Restated Registration Agreement)